EXHIBIT 23.1


               CONSENT OF REGISTERED PUBLIC ACCOUNTING FIRM

         We consent to the use in this Registration Statement on Form S-8 of our report dated March 20, 2006 relating to the financial statements of GS AgriFuels Corporation (formerly known as "Hugo International Telecom, Inc.) for the years ended December 31, 2005 and 2004.

                                        /s/ Rosenberg Rich Baker Berman & Co.
                                            ---------------------------------
                                            Rosenberg Rich Baker Berman & Co.
                                            Certified Public Accountants
Bridgewater, New Jersey
August 11, 2006